UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5320 Legacy Drive

Plano, TX 75024

(Address of Principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	RETA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Overview

On July 28, 2023, Reata Pharmaceuticals, Inc. (“Reata” or the “Company”), Biogen Inc. (“Biogen”) and River Acquisition, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of Biogen, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, and upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Reata (the “Merger”), with Reata surviving the Merger as a wholly-owned subsidiary of Biogen.

The Merger Agreement was unanimously approved by Biogen’s Board of Directors (the “Biogen Board”). Reata’s Board of Directors (the “Reata Board”) has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of Reata and its stockholders, and declared it advisable for Reata to enter into the Merger Agreement, (ii) approved and declared advisable the execution and delivery by Reata of the Merger Agreement, the performance by Reata of its covenants and agreements contained in the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein, (iii) directed that the adoption of the Merger Agreement be submitted to a vote at a special meeting of the stockholders of Reata (the “Reata Special Meeting”) and (iv) resolved, subject to the terms and conditions set forth in the Merger Agreement, to recommend that the Merger Agreement be adopted by the stockholders of Reata.

Merger Consideration and Treatment of Equity Awards

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.001 per share, of Reata (the “Class A Common Stock”) issued and outstanding immediately prior to the Effective Time and each share of Class B common stock, par value $0.001 per share, of Reata (the “Class B Common Stock” and, together with the Class A Common Stock, the “Reata Common Stock”) issued and outstanding immediately prior to the Effective Time (in each case except for (i) shares of Reata Common Stock owned by Biogen, Merger Sub or Reata, or by any direct or indirect wholly-owned subsidiary of Biogen, Merger Sub or Reata, in each case, immediately prior to the Effective Time; and (ii) any shares of Reata Common Stock with respect to which statutory rights of appraisal have been properly and validly demanded) will be automatically canceled and converted into the right to receive $172.50 in cash, without interest and subject to any applicable withholding taxes (the “Merger Consideration”). In addition, effective as of immediately prior to the Effective Time, (i) each outstanding Reata stock option, whether vested or unvested, will be automatically canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the number of shares of Reata Common Stock underlying such option immediately prior to the Effective Time multiplied by (B) the amount, if any, by which the Merger Consideration exceeds the exercise price per share of such option, and (ii) each outstanding Reata restricted stock unit (“RSU”) will be automatically canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the number of shares of Reata Common Stock underlying such RSU immediately prior to the Effective Time multiplied by (B) the Merger Consideration, in each case, subject to any applicable withholding taxes.

Representations, Warranties and Covenants

Each of Biogen, Merger Sub and Reata have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to use their respective reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and each of the other transactions contemplated by the Merger Agreement, including using reasonable best efforts to cause each of the conditions to the Merger to be satisfied as promptly as practicable after the date of the Merger Agreement.

In addition, Reata has made customary covenants in the Merger Agreement, including, among others, covenants during the period between the date of the Merger Agreement and the Effective Time (i) to use reasonable best efforts to conduct its operations in all material respects according to its ordinary and usual course of business consistent with past practice and preserve intact its business organization and to preserve the present relationships with those persons having significant business relationships with Reata or its subsidiaries and (ii) not to engage in specified types of transactions or take specified actions during this period unless agreed to in writing by Biogen. The Reata Board has agreed, subject to certain exceptions, not to withdraw, amend, modify or qualify in a manner adverse to Biogen or Merger Sub the Company Board Recommendation (as defined in the Merger Agreement).

No-shop; Change of Recommendation

Under the Merger Agreement, Reata is subject to a customary “no-shop” provision that restricts Reata and its representatives from soliciting Acquisition Proposals (as defined in the Merger Agreement) from third parties or providing information to or engaging or participating in any discussions or negotiations with third parties regarding Acquisition Proposals. However, prior to the receipt of the affirmative vote of the holders of a majority of the voting power of the outstanding Reata Common Stock to adopt of the Merger Agreement and approve of the transactions contemplated thereby (the “Reata Stockholder Approval”), the “no-shop” provision allows Reata, under certain circumstances and in compliance with certain obligations set forth in the Merger Agreement (including promptly advising Biogen of receipt of any Acquisition Proposal and the substance thereof), to provide non-public information and engage in discussions and negotiations with respect to an unsolicited bona fide Acquisition Proposal if the Reata Board, after consultation with its financial advisor(s) and outside legal counsel, determines in good faith that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal (as defined in the Merger Agreement) and that failure to take such actions would be reasonably likely to be inconsistent with its fiduciary duties under applicable law.

Reata will prepare and file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) and, subject to certain exceptions, the Reata Board will recommend that the Merger Agreement be adopted by Reata’s stockholders at the Reata Special Meeting. Prior to the receipt of the Reata Stockholder Approval, the Reata Board may withdraw or modify its recommendation that Reata’s stockholders adopt the Merger Agreement and approve the transactions contemplated thereby if it, after consultation with its financial advisor(s) and outside legal counsel, determines in good faith (i) that it has received a Superior Proposal or (ii) an Intervening Event (as defined in the Merger Agreement) has occurred, in each case, subject to providing notice to Biogen and complying with other specified conditions, including giving Biogen the opportunity to propose revisions to the terms of the transaction contemplated by the Merger Agreement during a match right period.

Closing Conditions

The obligation of the parties to consummate the Merger is subject to certain customary conditions, including: (i) receipt of the Reata Stockholder Approval, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act of 1976, and (iii) the absence of any law or order prohibiting or otherwise preventing the consummation of the acquisition of the Reata Common Stock by Biogen or the Merger. In addition, each of and Biogen’s and Reata’s obligations to consummate the Merger are subject to certain matters, including: (i) the accuracy of the representations and warranties given by the other party (subject to customary materiality qualifiers), and (ii) performance, and compliance with, in all material respects, the agreements and covenants required to be performed, or complied with, by the other party under the Merger Agreement. Biogen’s obligation to consummate the Merger is also subject to (i) the non-occurrence of a Company Material Adverse Effect (as defined in the Merger Agreement), (ii) the absence of any law or order that is in effect and imposes a Burdensome Condition (as defined in the Merger Agreement) and (iii) the absence of any pending legal proceeding that seeks to (A) have the effect of making illegal or prohibiting or otherwise preventing the consummation of the acquisition of the Reata Common Stock by Biogen or Merger Sub or (B) impose a Burdensome Condition. The Merger Agreement does not contain a financing condition.

Termination; Termination Fees; Expense Reimbursement

The Merger Agreement contains certain termination rights for Biogen and Reata, including the right of either party to terminate the Merger Agreement if (i) the Merger is not consummated by January 28, 2024 (the “Outside Date”) (subject to any extension in accordance with the terms of the Merger Agreement), (ii) the Reata Stockholder Approval is not obtained at the Reata Special Meeting or at any adjournment or postponement thereof, (iii) a law or order permanently restraining, enjoining, preventing or otherwise prohibiting or making illegal the consummation of the Merger has become final and non-appealable, or (iv) the other party breaches any representation, warranty, covenant or agreement made in the Merger Agreement, and such breach remains uncured for twenty business days

(if curable). Biogen may terminate the Merger Agreement if (i) any law or order imposing a Burdensome Condition has become final and non-appealable, or (ii) prior to obtaining stockholder approval, the Reata Board changes its recommendation that Reata’s stockholders adopt the Merger Agreement and approve the transactions contemplated thereby (a “Recommendation Change”). Reata may terminate the Merger Agreement if, prior to obtaining stockholder approval, the Reata Board in good faith determines that it has received a Superior Proposal and terminates the Merger Agreement to enter into an agreement with respect to the Superior Proposal (subject to payment of a termination fee described below).

In certain customary circumstances (including (i) if Biogen terminates the Merger Agreement because of a Recommendation Change, (ii) if Reata terminates the Merger Agreement to enter into an agreement with respect to a Superior Proposal and (iii) if Biogen terminates the Merger Agreement after the Reata Special Meeting has been held and the Reata Stockholder Approval has not been obtained thereat or at any adjournment or postponement thereof) Reata will be required to pay Biogen a termination fee equal to $264,000,000.

In certain customary circumstances (including if the Merger Agreement is terminated because of the failure to consummate the Merger by the Outside Date or a law or order permanently restraining, enjoining, preventing or otherwise prohibiting or making illegal the consummation of the Merger has become final and non-appealable and, in each case, at the time of such termination, all closing conditions have been satisfied other than with respect to the Hart-Scott-Rodino Act), Biogen will be required to pay Reata a termination fee equal to $301,000,000.

Description of Merger Agreement Not Complete

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Biogen, Reata, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Biogen. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K and Forms 10-Q filed and to be filed by Biogen, the proxy statement to be filed by Reata in connection with the Merger and other documents that the parties will file with the SEC. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Biogen, Reata or any of their respective subsidiaries, affiliates or businesses. The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 8.01	Other Events.

Voting and Support Agreements

On July 28, 2023, concurrently with the execution of the Merger Agreement, Biogen and Merger Sub entered into a voting and support agreement (each, a “Support Agreement” and, together, the “Support Agreements”) with each of William E. Rose, Evelyn P. Rose, Charles E. Gale, Evelyn P. Rose Survivor’s Trust, R. Kent McGaughy, Jr., CPMG, Inc., J. Warren Huff and The 2021 JWH GRAT (each a “Relevant Stockholder”), pursuant to which and subject to the conditions contained wherein, each Relevant Stockholder has agreed, among other things, to vote all of such Relevant Stockholder’s shares (i) in favor of the adoption of the Merger Agreement and any other matters necessary for the consummation of the Merger and other transactions contemplated thereby and (ii) against any Acquisition Proposal or other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Merger or matters contemplated by the

Merger Agreement. The Support Agreements terminate in certain circumstances, including written notification to Biogen of a Recommendation Change in accordance with the terms of the Merger Agreement. The foregoing description of the Support Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each Support Agreement, copies of which are attached hereto as Exhibits 99.1, 99.2, 99.3, and incorporated herein by reference.

Important Information for Stockholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company will file a proxy statement and other materials with the SEC. In addition, the Company may also file other relevant documents with the SEC regarding the proposed transaction. After the proxy statement has been cleared by the SEC, a definitive proxy statement will be mailed to the stockholders of the Company.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the proxy statement (when available) and other documents filed with the SEC by the Company, at the Company’s website, www.reatapharma.com, or at the SEC’s website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from the Company by writing to Reata Pharmaceuticals, Inc., 5320 Legacy Drive, Plano, Texas 75024, Attention: Investor Relations or at ir@reatapharma.com.

Participants in the Solicitation

Biogen and its directors and executive officers, and Reata and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Reata in connection with the proposed transaction. Information about the directors and executive officers of Reata is set forth in the Proxy Statement on Schedule 14A for the 2023 annual meeting of stockholders for Reata, which was filed with the SEC on April 28, 2023. Information about the directors and executive officers of Biogen is set forth in the proxy statement for Biogen’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information included herein and in any oral statements made in connection herewith contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events and speak only as of the date they are made. Words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “forecast,” “outlook,” “continue,” “currently,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. Forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of the Company’s stockholders; the timing to consummate the proposed transaction; the conditions to closing of the proposed transaction may not be satisfied or the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated or conditions that Biogen is not obligated to accept; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; potential business uncertainty, including changes to existing business relationships during the pendency of the proposed transaction that could affect financial performance; legal proceedings; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at https://www.reatapharma.com/or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits:

2.1	Agreement and Plan of Merger, dated as of July 28, 2023, by and among Reata Pharmaceuticals, Inc., Biogen Inc. and River Acquisition, Inc.*

99.1	Voting and Support Agreement, dated as of July 28, 2023, by and among Biogen Inc., River Acquisition, Inc. and certain members of the William E. Rose 13D group.

99.2	Voting and Support Agreement, dated as of July 28, 2023, by and among Biogen Inc., River Acquisition, Inc. and certain members of the CPMG, Inc. 13D group.

99.3	Voting and Support Agreement, dated as of July 28, 2023, by and among Biogen Inc., River Acquisition, Inc. and J. Warren Huff.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*

Certain exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such omitted exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: July 31, 2023	By:	/s/ Manmeet S. Soni
Manmeet S. Soni
Chief Operating Officer, Chief Financial Officer and President